                                                                   Exhibit 99.1

                                VOTING AGREEMENT

     This VOTING AGREEMENT (the "Agreement"), dated as of this 20th day of June, 2007, is entered into by and among Luxottica Group S.p.A., a company organized under the laws of the Republic of Italy ("Parent"), Norma Acquisition Corp., a Washington corporation (together with its successors or assigns, "Purchaser"), and Jim Jannard (the "Shareholder").

                                   WITNESSETH:

     WHEREAS, Purchaser, Parent and Oakley, Inc., a Washington corporation (the "Company"), have entered into an Agreement and Plan of Merger of even date herewith (as the same may be amended from time to time, the "Merger Agreement"), pursuant to which Purchaser shall be merged (the "Merger") with and into the Company, with the Company being the surviving corporation of the Merger, upon the terms and subject to the conditions set forth therein;

     WHEREAS, as of the date hereof, the Shareholder is the record and Beneficial Owner of the number of shares of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") set forth on Schedule I attached hereto (the "Shares"); and

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent and Purchaser required that the Shareholder agree, and the Shareholder is willing to agree, to the matters set forth herein, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

     1. Definitions. Capitalized terms not expressly defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

          (a) "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person; provided that the Company shall not be considered an Affiliate of the Shareholder.

          (b) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having voting power with respect to such securities (as determined pursuant to Rule 13d-3(a)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

          (c) "Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity.

     2. Voting Agreement. From the date of this Agreement and ending on the earliest of (i) the date the Merger Agreement is terminated in accordance with its terms, (ii) the first date immediately following the date on which the Company's shareholders have adopted the Merger

Agreement, (iii) the date on which the Merger Agreement is amended, or any provision thereof is waived, in either case in a manner that reduces the consideration payable to the Shareholder or is materially adverse to the Shareholder, provided, that Shareholder shall notify Parent of his determination that the Termination Date has occurred under this clause (iii), within three business days after he first receives written notice hereunder of the execution of any such modification or waiver, setting forth, in reasonable detail, the basis for his determination, (iv) the date on which Purchaser or Parent is in material violation of the terms of this Agreement, (v) the date on which the Board of Directors of the Company has modified or withdrawn the Company Board Recommendation pursuant to Section 5.07(c) or Section 5.07(e) of the Merger Agreement and (vi) the Final Termination Date (as defined in the Merger Agreement) (the earliest of such dates, the "Termination Date"), the Shareholder hereby agrees to vote (or cause to be voted) all of the Shares (and any and all securities issued or issuable in respect thereof) which such Shareholder is entitled to vote (or to provide his written consent thereto), at any annual, special or other meeting of the shareholders of the Company, and at any adjournment or adjournments or postponements thereof, or pursuant to any consent in lieu of a meeting or otherwise:

          (a) in favor of the Merger and the approval and adoption of the Merger Agreement; and

          (b) except for all such actions that the Company or its Board of Directors is permitted to take under the Merger Agreement, against (i) an Acquisition Proposal, other than the Merger, (ii) any action or agreement (including, without limitation, any amendment of any agreement) that would result in any condition to the consummation of the Merger set forth in the Merger Agreement not being capable of being fulfilled, (iii) any action that would result in a change in those persons constituting a majority of the Board of Directors of the Company, other than in connection with an annual meeting of the shareholders of the Company with respect to the slate of directors proposed by the incumbent Board of Directors of the Company (in which case he agrees to vote for the slate proposed by the incumbent Board) or (iv) any action that would materially impede, interfere with, delay, postpone or adversely affect in any material respect the Merger and the transactions contemplated by the Merger Agreement.

Except as expressly set forth in this Agreement, the Shareholder may vote his Shares in his discretion on all matters submitted for the vote or consent of shareholders of the Company.

     3. Covenants, Representations and Warranties of the Shareholder, Parent and Purchaser.

          (a) The Shareholder hereby represents, warrants and covenants to Parent and Purchaser as follows:

               (i) Ownership. As of the date of this Agreement, except as otherwise set forth in Part A of Schedule 1, the Shareholder is the record and Beneficial Owner of the number of issued and outstanding Shares set forth on Part A of Schedule I hereto and the stock options set forth on Part B of Schedule I hereto. As of the date of this Agreement, the Shares set forth on Part A of Schedule I hereto constitute all of the issued and outstanding Shares owned of record or

          Beneficially Owned by the Shareholder. The Shareholder has the sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth on Part A of
          Schedule I hereto, with no material limitations, qualifications or restrictions on such rights (including community property rights or interests of other Persons), subject to applicable securities laws and the terms of this Agreement.

               (ii) Power; Binding Agreement. The Shareholder has the legal capacity, power and authority to enter into and perform all of the Shareholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and, assuming due and valid execution and delivery of Parent and Purchaser, constitutes a valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms (except as such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in law or at equity) and except that the remedy of specific performance and other forms of equitable relief are subject to the discretion of the government entity before which any enforcement proceeding therefor may be brought). Except as may otherwise be set forth in Part A to Schedule I, there is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Shareholder is trustee whose consent is required for the execution and delivery of this Agreement or the performance by the Shareholder of his obligations hereunder.

               (iii) No Conflicts. As of the date of this Agreement, except as may otherwise be set forth in Part A to Schedule I, the Shareholder is not a party to any voting agreement with respect to the Shares or any other agreement that would materially restrict the Shareholder's ability to perform his obligations hereunder. As of the date of this Agreement, except for filings under the Exchange Act, if applicable, to the knowledge of the Shareholder, no filing with, and no permit, authorization, consent or approval of, any state or Federal public body or authority is necessary for the execution of this Agreement by the Shareholder and the performance by the Shareholder of his obligations hereunder, except where the failure to obtain such consent, permit, authorization, approval or filing would not materially interfere with the Shareholder's ability to perform his obligations hereunder, and none of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Shareholder is a party or by which the Shareholder or any of his properties or assets may be bound or (B) violate any order, writ, injunction, decree, judgment, order, statute, proceeding, rule or regulation applicable to the Shareholder or any of the Shares, in each such case in clause (A) or (B) except to the extent that any conflict, breach, default or violation would not materially interfere with the ability of the Shareholder to perform his obligations hereunder.

               (iv) No Encumbrances. Except as required by Section 2, at all times during the term hereof, all of the Shares will be held by the Shareholder, or by a nominee or custodian for the direct or indirect benefit of the Shareholder, or by a family member or Affiliate of the Shareholder (subject to the conditions set forth in clause (vi) below), free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any liens, claims, understandings or arrangements that do not limit or impair the Shareholder's ability to perform his obligations under this Agreement.

               (v) Restriction on Transfer, Proxies and Non-Interference. Except as otherwise contemplated by the Merger Agreement or this Agreement or as required by court order, from and after the date of this Agreement and ending on the Termination Date, the Shareholder shall not, directly or indirectly, without the consent of Parent and Purchaser in respect of any Acquisition Proposal or otherwise: (A) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition, (including, without limitation, any Constructive Disposition, as defined below) of (each, a "Transfer"), any or all of the Shares, or any interest therein, except for the exercise of any stock options, (B) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares or (C) enter into any agreement or arrangement providing for any of the actions described in clause (A) or (B) above; provided, however, the Shareholder may, without the consent of Parent and Purchaser, Transfer his Shares to members of his family and/or Affiliates; provided further, however, that any such transferee shall have delivered to Parent and Purchaser, not later than concurrently with any such Transfer, a written instrument, in form and substance reasonably satisfactory to Parent and Purchaser, to the effect that such transferee agrees to be bound by the terms of this Agreement, whereupon such transferee shall be deemed to be a "Shareholder" for all purposes of this Agreement. As used herein, the term "Constructive Disposition" means, with respect to any Shareholder's Shares, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any attempted transfer of the Shareholder's Shares or any interest therein in violation of this
          Section 3(a)(v) shall be null and void. In furtherance of this Agreement, such Shareholder shall and hereby does authorize the Company and counsel to Parent and Purchaser to notify the Company's transfer agent that there is a stop transfer restriction with respect to all of the Shareholder's Shares (and that this Agreement places limits on the voting and transfer of the Shareholder's Shares); provided, however, that any such stop transfer restriction shall terminate upon the termination of this Agreement in accordance with its terms and, upon such event, Parent shall notify the Company's transfer agent of such termination.

               (vi) No Solicitation. Prior to the Termination Date, subject to
          Section 5, the Shareholder shall, and shall use commercially reasonable efforts to cause his employees, investment bankers, financial advisors, attorneys, accountants, agents and other representatives (collectively, the "Representatives") to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any Acquisition Proposal, other than the Merger. Prior to the Termination Date, subject to Section 5, the Shareholder shall not, and shall use commercially reasonable efforts to cause his Representatives not to, directly or indirectly, (i) solicit, initiate, or knowingly encourage (including by way of furnishing non-public information) the making of any proposal or offer concerning any Acquisition Proposal, other than the Merger, (ii) engage in any discussions or negotiations with any third party concerning any Acquisition Proposal, other than the Merger, (iii) approve, endorse or recommend any Acquisition Proposal, other than the Merger or (iv) enter into any letter of intent or similar agreement or any Contract contemplated by or otherwise related to any Acquisition Proposal, other than the Merger. If the Shareholder receives an unsolicited proposal or offer concerning an Acquisition Proposal, he will notify the Company of such proposal or offer so that the Company may comply with its obligations under the Merger Agreement. Notwithstanding the foregoing, the Shareholder is permitted to take any actions otherwise prohibited by this paragraph if such action is related to an Acquisition Proposal and if, and only during such time as and to the extent that, the Company is then permitted under the Merger Agreement to engage in discussions or negotiations with such Person or group of related Persons that has made the Acquisition Proposal, and provided that the Company is in compliance with Section 5.07 of the Merger Agreement.

               (vii) Dissenters' Rights. The Shareholder agrees not to exercise any dissenters' rights in respect of the Shareholder's Shares that may arise with respect to the Merger.

               (viii) Further Assurances. From time to time, at Parent's or Purchaser's reasonable request, to the extent not entailing other than de minimis expense, the Shareholder shall without further consideration execute and deliver such additional documents as may be reasonably necessary to consummate and make effective, in the most expeditious manner practicable, the agreements set forth in Sections 2 and 3(a) of this Agreement; provided, that no such documents shall expand or otherwise alter the obligations of the Shareholder hereunder.

          (b) Each of Parent and Purchaser hereby represents, warrants and covenants to the Shareholder as follows:

               (i) Organization, Standing and Corporate Power. Each of Parent and Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to own its properties and carry on its business as presently conducted. Each of Parent and Purchaser has the necessary power and authority to enter into and perform all of its respective obligations under this Agreement and to consummate the transactions contemplated hereby.

               (ii) Execution, Delivery and Performance by Parent and Purchaser. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Purchaser, do not require any authorization, consent or approval of, exemption or other action by, or notice to, any third party and each of Parent and Purchaser has taken all other actions required by law and its organizational documents to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Purchaser and, assuming due and valid execution and delivery of the Shareholder, constitutes the valid and binding obligation of each of Parent and Purchaser and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in law or at equity).

     4. Recapitalization; Option Exercise. In the event of a stock dividend or distribution, or any change in the Shares (or any class thereof) by reason of any split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall include, without limitation, all such stock dividends and distributions and any shares into which or for which any or all of the Shares (or any class thereof) may be changed or exchanged and, in each case, that are entitled to vote at a meeting of the Company's shareholders as may be appropriate to reflect such event. The term "Shares" shall also include any other or additional shares of Company Common Stock or any other shares of capital stock or equity entitled to vote at a meeting of the Company's shareholders, acquired and owned of record or beneficially by the Shareholder after the date of this Agreement and before the Termination Date, including, without limitation, shares acquired in connection with the exercise of Company Options and Company Stock-Based Awards. Notwithstanding the foregoing, or anything in this Agreement to the contrary, the term "Shares" shall not include any shares of Company Common Stock not beneficially owned by the Shareholder, including any shares of Company Common Stock with respect to which the Shareholder has been appointed a proxy in connection with any proxy solicitation by the Company and any Shares underlying any options set forth in Part B of
Schedule I hereto, to the extent such options have not been exercised; and nothing contained herein shall require the Shareholder to exercise any options or other derivative securities pursuant to which Shares may be issued.

     5. Shareholder Capacity. The Shareholder does not make any agreement or understanding herein in the Shareholder's capacity as a director or officer of the Company. The Shareholder executes this Agreement solely in his capacity as a record owner and/or Beneficial

Owner of the Shares and nothing herein shall limit or affect any actions taken by the Shareholder or any designee of the Shareholder in his capacity as an officer or director of the Company or any of its subsidiaries.

     6. Irrevocable Proxy. The Shareholder hereby irrevocably appoints Purchaser as the attorney and proxy of such Shareholder, with full power of substitution, to vote, and otherwise act (by written consent or otherwise) with respect to all Shares that such Shareholder is entitled to vote at any meeting of shareholders of the Company (whether annual, special or other meeting and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, to vote such Shares as set forth in Section 2 hereof; provided that in any such vote or other action pursuant to such proxy, Purchaser shall not have the right (and such proxy shall not confer the right) to vote to reduce the Merger Price or to otherwise modify or amend the Merger Agreement to reduce the rights or benefits of the Company or any shareholders of the Company (including the Shareholder) under the Merger Agreement or to reduce the obligations of Parent or Purchaser thereunder; and provided further, that this proxy shall irrevocably cease to be in effect on the Termination Date. SUBJECT TO THE FOREGOING, THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Shareholder hereby revokes, effective upon the execution and delivery of this Agreement by the parties hereto, all other proxies and powers of attorney with respect to the Shares that he may have heretofore appointed or granted, and no subsequent proxy or power of attorney (except in furtherance of his obligations under Section 2 hereof) shall be given or written consent executed (and if given or executed, shall not be effective) by him with respect thereto so long as this Agreement remains in effect. The Shareholder shall forward to Parent and Purchaser any proxy cards that the Shareholder receives with respect to the Merger Agreement.

     7. Miscellaneous.

          (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

          (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received with proof of delivery) by overnight courier or facsimile to the respective parties as follows:

          If to Shareholder:           c/o Weeks, Kaufman, Nelson and Johnson
                                       Law, a partnership
                                       465 Stevens Avenue, Suite 310
                                       Solana Beach, California 92075
                                       Facsimile: (858) 794-2141
                                       Attention: Greg Weeks

          with a copy to:              Skadden, Arps, Slate, Meagher & Flom LLP
                                       300 South Grand Avenue
                                       Suite 3400
                                       Los Angeles, California 90071
                                       Facsimile: (213) 687-5600
                                       Attention: Jerome L. Coben and Jeffrey H. Cohen

                                       and

                                       O'Melveny & Myers LLP
                                       610 Newport Center Drive, 17th Floor
                                       Newport Beach, California 92660
                                       Facsimile: (949) 823-6994
                                       Attention: David A. Krinsky and Andor D. Terner

          If to Parent or Purchaser:   Luxottica Group S.p.A.
                                       Via C. Cantu 2
                                       20123 Milan, Italy
                                       Facsimile: 011 39 02 8699 6550
                                       Attention: Enrico Cavatorta, Chief Financial Officer

          with a copy to:              Winston & Strawn LLP
                                       200 Park Avenue
                                       New York, New York  10166
                                       Facsimile No.: (212) 294-4700
                                       Attention: Jonathan Goldstein

     or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

          (d) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          (e) Specific Performance. The Shareholder recognizes and acknowledges that a breach by the Shareholder of any covenants or agreements contained in this Agreement will cause Parent and Purchaser to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore the Shareholder agrees that in the event of any such breach, or threatened breach, Parent and Purchaser shall be entitled to seek the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity, and that any requirement for the posting of a bond or similar requirement in any such proceeding is hereby irrevocably waived.

          (f) Assignability. Except as set forth in Section 3(a)(v), neither this Agreement nor any right or obligation hereunder is assignable in whole or in part, whether by operation of law or otherwise, by any party without the express written consent of the other parties hereto and any such attempted assignment shall be void and unenforceable; provided, however, that, in the event of the death or disability involving the appointment of a legal guardian or similar representative of the Shareholder, or of a member of his family or an Affiliate who is an individual to whom the Shareholder made a Transfer of his Shares as permitted by the provisos set forth in Section 3(a)(v), the rights and obligations of the Shareholder or such member of his family or Affiliate, as the case may be, hereunder shall, upon such death or the appointment of such legal guardian or representative, be deemed to have been assigned and delegated to, and shall thereupon inure to the benefit of and be binding upon, the heirs and/or legal representative, or such legal guardian or representative, of the Shareholder, member of his family or Affiliate, as the case may be. This Agreement and the rights and obligations hereunder shall be binding upon, and shall inure to the benefit of, the parties hereto, permitted assignees and, in the case of Parent and Purchaser, their respective successors, and no other person shall acquire or have any rights under or by virtue of this Agreement.

          (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (i) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto or a permitted assignee thereof.

          (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

          (k) Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any federal district court within New York County, State of New York in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement,
     (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
     (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than any federal court within New York County, State of New York, (iv) consents to service of process by first class certified mail, return receipt requested, postage prepaid, or by overnight courier to the address at which such party is to receive notice and (v) waives any objection to the laying of venue with respect to such dispute in any federal court within New York County, State of New York and waives and agrees not to plead or claim in any such court that any such dispute brought in any such court has been brought in an inconvenient forum.

          (l) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          (m) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart thereof has been executed and delivered by each party hereto, provided that upon delivery of an executed counterpart by facsimile, this Agreement shall be deemed effective.

          (n) No Agency. Nothing herein shall be deemed to create any agency or partnership relationship between the parties hereto.

     8. Termination. This Agreement shall terminate without any further action on the part of any party hereto on the Termination Date.

                                   SCHEDULE I

                                     Part A

Name of Owner     Shares
-------------   ----------
Jim Jannard     44,426,400

                                     Part B

Name of Owner                 Other Securities
-------------   -------------------------------------------
Jim Jannard     Options to purchase an aggregate of 119,315
                           shares of Common Stock